UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 27, 2011

Clear Skies Solar, Inc.

 (Exact name of Registrant as specified in its charter)

Delaware	000-53105	30-0401535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Old Country Road, Suite 610 Mineola, NY	11501-4241
(Address Of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code: (516) 282-7652

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5-CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of   Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (c) - On September 28, 2011, the Board of Directors of Clear Skies Solar, Inc.’s (the “Company”) elected Ezra Green, Chairman and CEO of the Company, to the added positions of President and COO of the Company, which positions were formerly held by Thomas Oliveri.  Mr. Oliveri retired from the Company effective on September 27, 2011.  Mr. Green will maintain his current base annual salary and benefits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clear Skies Solar, Inc.

Dated:  October 3, 2011

By:         /s/ Ezra Green

Ezra Green,

Chief Executive Officer

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